UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 2 to Amended and Restated 2021 LTIP

(e)        Wheels Up Experience Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2025. At the Annual Meeting, the Company’s stockholders (the “Stockholders”) voted on a proposal to approve an amendment (the “LTIP Amendment”) to the Wheels Up Experience Inc. 2021 Long-Term Incentive Plan, as amended and restated April 1, 2023 (as amended by each of Amendment No. 1 thereto, effective April 15, 2024, and the LTIP Amendment, the “Amended and Restated 2021 LTIP”), to increase the aggregate number of shares of the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), available for awards made under the Amended and Restated 2021 LTIP from 30,149,682 to 60,149,682 shares, or an increase of 30,000,000 shares, and extend the termination date of such plan to March 26, 2035. The Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board (the “Compensation Committee”) previously approved the LTIP Amendment on March 26, 2025. As disclosed under Item 5.07 below, the Stockholders approved the proposal for the LTIP Amendment at the Annual Meeting. A description of the LTIP Amendment and Amended and Restated 2021 LTIP is included in Proposal No. 4 set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2025 (the “Proxy Statement”), and is incorporated herein by reference. The description of the LTIP Amendment contained herein is qualified in its entirety by reference to the full text of the LTIP Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Approval of Executive Performance Plans

(e)        At the Annual Meeting, the Stockholders also voted on proposals to approve (i) the Wheels Up Experience Inc. Performance Award Agreement, dated as of May 20, 2024 (the “CCO Performance Plan”), granted to David Harvey, the Company’s Chief Commercial Officer, and authorize the Company to issue up to 15,000,000 shares of Common Stock thereunder, subject to the satisfaction of the applicable vesting conditions under such plan, if at all, and (ii) the Wheels Up Experience Inc. Performance Award Agreement, dated as of March 31, 2025 (the “CFO Performance Plan” and, together with the CCO Performance Plan, the “Executive Performance Plans”), granted to John Verkamp, the Company’s Chief Financial Officer, and authorize the Company to issue up to 12,000,000 shares of Common Stock thereunder, subject to the satisfaction of the applicable vesting conditions under such plan, if at all. The CCO Performance Plan and CFO Performance Plan were previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2024 and the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2025, respectively. As disclosed under Item 5.07 below, the Stockholders approved the proposals for the Executive Performance Plans at the Annual Meeting. Descriptions of the CCO Performance Plan and CFO Performance Plan are included in Proposal Nos. 5 and 6, respectively, in the Proxy Statement and are incorporated herein by reference. The descriptions of the CCO Performance Plan and the CFO Performance Plan contained herein are qualified in their entirety by reference to the full texts of the CCO Performance Plan and the CFO Performance Plan, which are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 10, 2025. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Stockholders voted on seven proposals that are described in detail in the Proxy Statement.

Present at the Annual Meeting in person or by proxy were holders representing 498,801,291 shares of Common Stock, or approximately 93% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting, which constituted a quorum. A brief description of, and the final vote results for, the proposals follows.

1.        The Stockholders voted to reelect four Class I directors on the Board to serve until the 2028 annual meeting of stockholders or until the election and qualification of their respective successors:

Nominee	Votes For	Withheld	Broker Non-Votes
Adam Zirkin	481,746,106	1,313,705	15,741,480
Dwight James	481,553,052	1,506,759	15,741,480
Daniel Janki	482,043,261	1,016,550	15,741,480
Thomas Klein	480,376,702	2,683,109	15,741,480

2.        The Stockholders voted to approve the non-binding, advisory vote to approve named executive officer compensation for the fiscal year ended December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
480,489,807	2,488,503	81,501	15,741,480

3.        The Stockholders voted to ratify, on a non-binding, advisory basis, the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions
497,586,747	332,553	881,991

4.        The Stockholders voted to approve the LTIP Amendment to increase the aggregate number of shares of Common Stock of the Company available for awards made under the Amended and Restated 2021 LTIP and extend the termination date of such plan to March 26, 2035:

Votes For	Votes Against	Abstentions	Broker Non-Votes
480,460,590	2,542,469	56,752	15,741,480

5.        The Stockholders voted to approve the CCO Performance Plan and authorize the Company to issue up to 15,000,000 shares of Common Stock thereunder, subject to the satisfaction of the applicable vesting conditions under such plan, if at all:

Votes For	Votes Against	Abstentions	Broker Non-Votes
479,826,070	3,176,382	57,359	15,741,480

6.        The Stockholders voted to approve the CFO Performance Plan and authorize the Company to issue up to 12,000,000 shares of Common Stock thereunder, subject to the satisfaction of the applicable vesting conditions under such plan, if at all:

Votes For	Votes Against	Abstentions	Broker Non-Votes
479,837,640	3,166,980	55,191	15,741,480

7.        The Stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated November 15, 2023, to be filed at the discretion of the Board at any time prior to the 2026 annual meeting of the Company’s stockholders (the “2026 Annual Meeting”), providing for (i) a reverse stock split of the outstanding shares of the Company’s Common Stock, at a reverse stock split ratio of not less than 1-for-5 and not greater than 1-for-20, with an exact ratio within that range as may be determined by the Board and specified in a Certificate of Amendment to Amended and Restated Certificate of Incorporation at a later date (the “Reverse Stock Split”) and (ii) contemporaneously with the Reverse Stock Split, a reduction in the number of authorized shares of Common Stock by a ratio corresponding to the reverse stock split ratio (the “Authorized Share Reduction”):

Votes For	Votes Against	Abstentions
496,385,881	1,836,664	578,746

As of the date of this Current Report, the Board has not approved any Reverse Stock Split or Authorized Share Reduction with respect to the Common Stock pursuant to the authorization by the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
10.1*†	Amendment No. 2 to Wheels Up Experience Inc. 2021 Long-Term Incentive Plan, as amended and restated April 1, 2023, and forms of award agreements thereunder
10.2†	Wheels Up Experience Inc. Performance Award Agreement, dated as of May 20, 2024, by and between Wheels Up Experience Inc. and David Harvey (incorporated by reference to Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q, filed with the SEC on August 8, 2024)
10.3†	Wheels Up Experience Inc. Performance Award Agreement, dated as of March 31, 2025, by and between Wheels Up Experience Inc. and John Verkamp (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q, filed with the SEC on May 5, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Filed herewith.

†          Identifies each management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: June 11, 2025	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer